                                                                  EXHIBIT (z)(1)



          Van Kampen U.S. Government Trust
             Van Kampen U.S. Government Fund
          Van Kampen Tax Free Trust
             Van Kampen Insured Tax Free Income Fund
             Van Kampen Tax Free High Income Fund
             Van Kampen California Insured Tax Free Fund
             Van Kampen Municipal Income Fund
             Van Kampen Intermediate Term Municipal Income Fund
             Van Kampen Florida Insured Tax Free Income Fund
             Van Kampen New York Tax Free Income Fund
             Van Kampen California Tax Free Income Fund*
             Van Kampen Michigan Tax Free Income Fund*
             Van Kampen Missouri Tax Free Income Fund*
             Van Kampen Ohio Tax Free Income Fund*
          Van Kampen Trust
             Van Kampen High Yield Fund
             Van Kampen Short-Term Global Income Fund
             Van Kampen Strategic Income Fund
          Van Kampen Equity Trust
             Van Kampen Aggressive Growth Fund
             Van Kampen Great American Companies Fund*
             Van Kampen Growth Fund
             Van Kampen Mid Cap Value Fund*
             Van Kampen Prospector Fund*
             Van Kampen Small Cap Value Fund
             Van Kampen Utility Fund
          Van Kampen Equity Trust II
             Van Kampen Technology Fund
          Van Kampen Pennsylvania Tax Free Income Fund
          Van Kampen Tax Free Money Fund
          Van Kampen Prime Rate Income Trust
          Van Kampen Senior Floating Rate Fund
          Van Kampen Comstock Fund
          Van Kampen Corporate Bond Fund
          Van Kampen Emerging Growth Fund
          Van Kampen Enterprise Fund
          Van Kampen Equity Income Fund
          Van Kampen Exchange Fund
          The Explorer Institutional Trust
             Explorer Institutional Active Core Fund
             Explorer Institutional Limited Duration Fund

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          Van Kampen Limited Maturity Government Fund
          Van Kampen Global Managed Assets Fund
          Van Kampen Government Securities Fund
          Van Kampen Growth and Income Fund
          Van Kampen Harbor Fund
          Van Kampen High Income Corporate Bond Fund
          Van Kampen Life Investment Trust on behalf of its series
              Asset Allocation Portfolio
              Comstock Portfolio
              Domestic Income Portfolio
              Emerging Growth Portfolio
              Enterprise Portfolio
              Global Equity Portfolio
              Government Portfolio
              Growth and Income Portfolio
              Money Market Portfolio
              Strategic Stock Portfolio
              Morgan Stanley Real Estate Securities Portfolio
          Van Kampen Pace Fund
          Van Kampen Real Estate Securities Fund
          Van Kampen Reserve Fund
          Van Kampen Tax Exempt Trust
              Van Kampen High Yield Municipal Fund
          Van Kampen U.S. Government Trust for Income
          Van Kampen World Portfolio Series Trust on behalf of its Series
              Van Kampen Global Government Securities Fund
          Van Kampen Series Fund, Inc.
              Van Kampen Aggressive Equity Fund
              Van Kampen American Value Fund
              Van Kampen Asian Growth Fund
              Van Kampen Emerging Markets Debt Fund*
              Van Kampen Emerging Markets Fund
              Van Kampen Equity Growth Fund
              Van Kampen European Equity Fund
              Van Kampen Global Equity Allocation Fund
              Van Kampen Global Equity Fund
              Van Kampen Global Fixed Income Fund
              Van Kampen Global Franchise Fund
              Morgan Stanley Government Obligations Money Market Fund
              Van Kampen Growth and Income Fund II*
              Van Kampen High Yield & Total Return Fund
              Van Kampen International Magnum Fund
              Van Kampen Japanese Equity Fund*
              Van Kampen Latin American Fund
              Van Kampen Mid Cap Growth Fund*
              Morgan Stanley Money Market Fund
              Morgan Stanley Tax-Free Money Market Fund*
              Van Kampen Value Fund
              Van Kampen Worldwide High Income Fund

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
              Insured Municipals Income Trust                                           Series 410
              Strategic Municipal Trust, Intermediate                                   Series 2
              California Insured Municipals Income Trust                                Series 180
              Florida Insured Municipals Income Trust                                   Series 126
              Michigan Insured Municipals Income Trust                                  Series 156
              Missouri Insured Municipals Income Trust                                  Series 111
              New Jersey Insured Municipals Income Trust                                Series 127
              New York Insured Municipals Income Trust                                  Series 148
              Pennsylvania Insured Municipals Income Trust                              Series 242
              Tennessee Investors' Quality Tax-Exempt Trust                             Series 1
              Internet Trust                                                            Series 14
              The Dow (SM) Strategic 10 Trust                                           May 1999
                                                                                        Series
              The Dow (SM) Strategic 10 Trust                                           May 1999
                                                                                    Traditional Series
              The Dow (SM) Strategic 5 Trust                                            May 1999
                                                                                        Series
              The Dow (SM) Strategic 5 Trust                                            May 1999
                                                                                    Traditional Series
              EAFE Strategic 20 Trust                                                   May 1999
                                                                                        Series
              EURO Strategic 20 Trust                                                   May 1999
                                                                                        Series
              Strategic Picks Opportunity Trust                                         May 1999
                                                                                        Series
              Great International Firms Trust                                           Series 8
              Dow 30 Index Trust                                                        Series 7
              Dow 30 Index and Treasury Trust                                           Series 9
              Global Energy Trust                                                       Series 8
              Brand Name Equity Trust                                                   Series 9
              Edward Jones Select Growth Trust                                          May 1999
                                                                                        Series
              Banking Trust                                                             Series 6
              Morgan Stanley High-Technology 35 Index Trust                             Series 6
              Pharmaceuticals Trust                                                     Series 6
              Telecommunications and Bandwidth Trust                                    Series 6
              Utility Trust                                                             Series 6
              Financial Services Trust                                                  Series 4
              Roaring 2000s Trust                                                       Series 2
              Roaring 2000s Trust Traditional                                           Series 1
              Josepthal - Research Series Power Portfolio                               Series 1
              Josepthal - Research Series The Online Portfolio 1                        Series 1
              NatCity - Great American Equities Trust                                   Series 2
              Baird - Financial Institutions Trust                                      1999 Series




             * Funds that have not commenced investment operations.